UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2013

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On January 22, 2013, Spirit Realty Capital, Inc., a Maryland corporation (the “Company”), Spirit Realty, L.P., a Delaware limited partnership (the “Spirit Partnership”), Cole Credit Property Trust II, Inc., a Maryland corporation (“Cole”) and Cole Operating Partnership II, LP, a Delaware limited partnership (the “Cole Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for the merger of the Company with and into Cole (the “Company Merger”) with Cole continuing as the surviving corporation (the “Surviving Corporation”) and the merger of the Cole Partnership with and into the Spirit Partnership (the “Partnership Merger” and together with the Company Merger, the “Mergers”) with the Spirit Partnership continuing as the surviving limited partnership (the “Surviving Partnership”). The board of directors of the Company (the “Board”) has unanimously approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each outstanding share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) will be converted into the right to receive 1.9048 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of the Surviving Corporation (“Surviving Corporation Common Stock”). At and after the Company Merger Effective Time, each share of common stock, par value $0.01 per share, of Cole (“Cole Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time shall remain outstanding. At the effective time of the Partnership Merger, (i) each outstanding partnership unit in the Cole Partnership (other than partnership units held by Cole, which shall cease to exist) shall automatically be converted into one validly issued share of Surviving Corporation Common Stock; (ii) each outstanding partnership unit in the Spirit Partnership shall remain outstanding; and (iii) the general partner interest of the Spirit Partnership shall constitute the only general partner interests in the Surviving Partnership.

Under the terms of the Merger Agreement, at the Company Merger Effective Time, the Surviving Corporation shall assume the Company’s 2012 Incentive Award Plan (the “Plan”) and the number and kind of shares available for issuance under the Plan shall be converted into shares of Surviving Corporation Common Stock, after giving effect to the Exchange Ratio, in accordance with the provisions of the Plan. Similarly, all outstanding shares of Company Common Stock that are subject to vesting and other restrictions will convert into restricted shares of Surviving Corporation Common Stock, after giving effect to the Exchange Ratio, with the same terms and conditions as were applicable to such shares of Company Common Stock immediately prior to the Company Merger Effective Time.

The completion of the Company Merger is subject to customary conditions, including, among others: (i) approval by the holders of a majority of the outstanding shares of Company Common Stock; (ii) approval by the holders of a majority of the outstanding shares of Cole Common Stock; (iii) the authorization of the listing on the New York Stock Exchange (the “NYSE”) of the Surviving Corporation Common Stock, including the Surviving Corporation Common Stock to be issued in connection with the Mergers; (iv) the registration statement on Form S-4 registering the applicable Surviving Corporation Common Stock to be issued as consideration for the Mergers having been declared effective by the Securities and Exchange Commission (the “SEC”); and (v) the obtaining of certain third party consents.

At the Company Merger Effective Time, the size of the board of directors of the Surviving Corporation will be set at nine, and all of the directors of the Company immediately prior to the consummation of the Company Merger and up to two individuals designated by Cole and reasonably satisfactory to the Company, will comprise the board of directors of the Surviving Corporation. In addition, at the Company Merger Effective Time, the charter and bylaws of the Surviving Corporation will be amended and restated to be substantially identical to the charter and bylaws of the Company, as in effect immediately prior to the Company Merger Effective Time. The name of the Surviving Corporation shall be “Spirit Realty Capital, Inc.”

The Company and Cole have made certain customary representations, warranties and covenants in the Merger Agreement. Each of the Company and Cole is required, among other things: (i) subject to certain exceptions, to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Mergers; and (ii) not to solicit alternative transactions, and, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. Each party has also agreed to use its reasonable best efforts to cause the Mergers to be consummated. In addition, subject to certain exceptions, the Merger Agreement requires each party to call and hold a special meeting of its stockholders and for the respective board of directors of each party to recommend that its stockholders approve the Company Merger and the transactions contemplated by the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and Cole, including, among other bases for termination, if the Company Merger is not consummated on or before July 22, 2013 (subject to a two month extension under certain circumstances) and if the requisite approvals of either the stockholders of the Company or Cole are not obtained. In addition, either party may choose to terminate the Merger Agreement under certain circumstances, including among others, if: (i) prior to its stockholder vote, the party receives a Superior Proposal, as defined in the Merger Agreement, and after providing the other party with adequate notice and paying the termination fee (as described below), the party enters into a definitive agreement in connection with such Superior Proposal; or (ii) the party’s board of directors changes its recommendation to its stockholders to vote in favor of the Company Merger as a result of an Intervening Event, as defined in the Merger Agreement, and contemporaneously such party pays the other party the termination fee. If no alternative acquisition proposal has been publicly announced prior to a party’s meeting of its stockholders and such party fails to obtain the approval of its stockholders, such party may be required to reimburse the other party’s transaction expenses (as described below). The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, one party may be required to pay to the other a termination fee of $55,000,000 and/or reimburse the other party’s transaction expenses up to an amount equal to $10,000,000.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Cole. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or Cole at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Voting Agreements

Concurrently with the execution of the Merger Agreement, Macquarie Group (US) Holdings No. 1 Pty Ltd. (“Macquarie”), TPG-Axon Partners, LP (“TPG-AXON Partners”) and TPG-Axon Spirit Holdings Ltd. (“TPG-AXON Spirit”) have each entered into a voting agreement with Cole and the Cole Partnership (each, a “Voting Agreement” and together, the “Voting Agreements”) pursuant to which each of Macquarie, TPG-AXON Partners and TPG-AXON Spirit, who together own approximately 15% of the currently outstanding shares of Company Common Stock, has agreed to vote its shares of Company Common Stock in favor of the Company Merger and the other transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in such agreements. Each Voting Agreement terminates upon the earliest of: (i) the termination of the Merger Agreement; (ii) a change in recommendation by the board of directors of either the Company or Cole; (iii) the acquisition of any shares of Company Common Stock by Cole or the Cole Partnership prior to the completion of the Mergers; and (iv) September 25, 2013.

A copy of the Macquarie Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the TPG-AXON Partners Voting Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the TPG-AXON Spirit Voting Agreement is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such Voting Agreements.

Advisory and Property Management Matters Agreement

In connection with the Mergers, on January 22, 2013, Cole and Cole Partnership entered into an Advisory and Property Management Matters Agreement with Cole REIT Advisors II, LLC (the “Advisor”), Cole Realty Advisors, Inc. (f/k/a Fund Realty Advisors, Inc.) (the “Property Manager” and together with the Advisor, the “Advisor Parties”). The

Company is a signatory to the agreement as an express third party beneficiary. The agreement provides, among other things, that the Advisor Parties’ current agreements with Cole and Cole Partnership will terminate upon closing of the Company Merger. The Advisor Parties will continue to be paid the asset management, property management and other fees payable pursuant to the current agreements, as applicable, for services rendered between the date of the Merger Agreement and the closing of the Mergers, but agree to waive any fees due upon the termination of their current agreements, including (i) any fees due upon listing of the Surviving Corporation Common Stock on the NYSE; (ii) any performance fees due upon the consummation of the Mergers; and (iii) any other fees that would be payable under the current agreements with respect to the Mergers (including any equity or debt financing transaction that occurs in connection with the consummation of the Mergers) and the other transactions contemplated by the Merger Agreement.

A copy of the Advisory and Property Management Matters Agreement is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The foregoing description of the Advisory and Property Management Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Advisory and Property Management Matters Agreement.

First Amendment to Change of Control Severance Plan

On January 22, 2013, the Company executed a First Amendment (“First Amendment”) to the Change of Control Severance Plan for Certain Covered Participants of Spirit Finance Corporation (the “Severance Plan”). The Severance Plan was amended to provide that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement will not constitute a “change of control” as defined in, and for purposes of, the Severance Plan.

A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Mergers, Thomas H. Nolan, Jr., Chief Executive Officer, Peter M. Mavoides, President and Chief Operating Officer, Michael A. Bender, Chief Financial Officer and Senior Vice President, Mark Manheimer, Senior Vice President – Head of Asset Management and Gregg A. Seibert, Senior Vice President (collectively, the “Executives”) each entered into waiver agreements, dated January 22, 2013 (each, a “Waiver” and together, the “Waivers”), which provide that (i) the Mergers will not constitute a “change in control” for purposes of the Executive’s employment agreement and related restricted stock agreement(s) and (ii) any change in position that occurs in connection with the Mergers will not constitute “good reason” or a termination without “cause” (each, as defined in the Executive’s applicable employment agreement) for purposes of the Executive’s employment agreement and related restricted stock agreement(s). In addition, under the Waivers executed by Messrs. Nolan, Mavoides and Bender, each waived his entitlement to a tax gross-up payment under Internal Revenue Code Section 280G as a result of any payments made to the individual in connection with the Mergers.

A copy of the Waivers for each of Messrs. Nolan, Mavoides, Bender, Manheimer and Seibert are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and each is incorporated herein by reference. The foregoing description of the Waivers does not purport to be complete and is qualified in its entirety by reference to the full text of the Waivers.

The disclosures contained under Item 1.01 under the heading “First Amendment to Change of Control Severance Plan” are incorporated herein by reference.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Cole expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Cole and the Company that also constitutes a prospectus of the Company. Cole and the Company also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by the Company and Cole with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the

Company’s website at www.spiritrealty.com or by directing a written request to Spirit Realty Capital, Inc., 16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260, Attention: Investor Relations. Copies of the documents filed by Cole with the SEC will be available free of charge by directing a written request to Cole Credit Property Trust II, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona, 85016, Attention: Investor Relations.

The Company and Cole and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s final prospectus filed with the SEC on September 21, 2012. You can find information about Cole’s executive officers and directors in Cole’s definitive proxy statement filed with the SEC on April 13, 2012. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company or Cole using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

In addition to historical information, this Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company and Cole operate and beliefs of and assumptions made by the Company management and Cole management, involve risks and uncertainties that could significantly affect the financial results of the Company or Cole or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company and Cole, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, changes in sales or contribution volume of developed properties, general conditions in the geographic areas where we operate and the availability of capital — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) continued ability to source new investments, (v) increased or unanticipated competition for our properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust status, (viii) availability of financing and capital, (ix) changes in demand for developed properties, (x) risks associated with achieving expected revenue synergies or cost savings, (xi) risks associated with the ability to consummate the merger and the timing of the closing of the merger, and (xii) those additional risks and factors discussed in reports filed with the SEC by the Company and Cole from time to time. Neither the Company nor Cole undertakes any duty to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, among Spirit Realty Capital, Inc., Spirit Realty, L.P., Cole Credit Property Trust II, Inc., and Cole Operating Partnership II, LP, dated as of January 22, 2013.

10.1	First Amendment to the Change of Control Severance Plan for Certain Covered Participants of Spirit Finance Corporation.

10.2	Agreement among Spirit Realty Capital, Inc. and Thomas H. Nolan, Jr., dated January 22, 2013.

10.3	Agreement among Spirit Realty Capital, Inc. and Peter M. Mavoides, dated January 22, 2013.

10.4	Agreement among Spirit Realty Capital, Inc. and Michael A. Bender, dated January 22, 2013.

10.5	Agreement among Spirit Realty Capital, Inc. and Mark Manheimer, dated January 22, 2013.

10.6	Agreement among Spirit Realty Capital, Inc. and Gregg A. Seibert, dated January 22, 2013.

99.1	Voting Agreement among Spirit Realty Capital, Inc., Cole Credit Property Trust II, Inc., Cole Operating Partnership II, LP and Macquarie Group (US) Holdings No. 1 Pty Ltd., dated as of January 22, 2013.

99.2	Voting Agreement among Spirit Realty Capital, Inc., Cole Credit Property Trust II, Inc., Cole Operating Partnership II, LP and TPG-Axon Partners, LP, dated as of January 22, 2013.

99.3	Voting Agreement among Spirit Realty Capital, Inc., Cole Credit Property Trust II, Inc., Cole Operating Partnership II, LP and TPG-Axon Spirit Holdings Ltd., dated as of January 22, 2013.

99.4	Advisory and Property Management Matters Agreement among Cole Credit Property Trust II, Inc., Cole Operating Partnership II, LP, Cole REIT Advisors II, LLC, and Cole Realty Advisors, Inc., dated as of January 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

Date: January 23, 2013	By:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Senior Vice President, Assistant Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, among Spirit Realty Capital, Inc., Spirit Realty, L.P., Cole Credit Property Trust II, Inc., and Cole Operating Partnership II, LP, dated as of January 22, 2013.

10.1	First Amendment to the Change of Control Severance Plan for Certain Covered Participants of Spirit Finance Corporation.

10.2	Agreement among Spirit Realty Capital, Inc. and Thomas H. Nolan, Jr., dated January 22, 2013.

10.3	Agreement among Spirit Realty Capital, Inc. and Peter M. Mavoides, dated January 22, 2013.

10.4	Agreement among Spirit Realty Capital, Inc. and Michael A. Bender, dated January 22, 2013.

10.5	Agreement among Spirit Realty Capital, Inc. and Mark Manheimer, dated January 22, 2013.

10.6	Agreement among Spirit Realty Capital, Inc. and Gregg A. Seibert, dated January 22, 2013.

99.1	Voting Agreement among Spirit Realty Capital, Inc., Cole Credit Property Trust II, Inc., Cole Operating Partnership II, LP and Macquarie Group (US) Holdings No. 1 Pty Ltd., dated as of January 22, 2013.

99.2	Voting Agreement among Spirit Realty Capital, Inc., Cole Credit Property Trust II, Inc., Cole Operating Partnership II, LP and TPG-Axon Partners, LP, dated as of January 22, 2013.

99.3	Voting Agreement among Spirit Realty Capital, Inc., Cole Credit Property Trust II, Inc., Cole Operating Partnership II, LP and TPG-Axon Spirit Holdings Ltd., dated as of January 22, 2013.

99.4	Advisory and Property Management Matters Agreement among Cole Credit Property Trust II, Inc., Cole Operating Partnership II, LP, Cole REIT Advisors II, LLC and Cole Realty Advisors, Inc., dated as of January 22, 2013.